Note 15 - Earnings Per Share	12 Months Ended
Jan. 31, 2016
Earnings Per Share [Abstract]
Earnings Per Share [Text Block]

Note 15 - Earnings Per Share

The following table sets forth the computation of basic and diluted earnings per share (“EPS”) (number of shares in thousands):

Year Ended	January 31, 2016	January 31, 2015	January 31, 2014

Net income for purposes of calculating basic and diluted earnings per share	20,562	15,059	9,612
Weighted average shares outstanding	75,595	70,559	62,841
Dilutive effect of employee stock options	452	665	1,258
Dilutive effect of restricted and performance share units	362	360	271
Weighted average common and common equivalent shares outstanding	76,409	71,584	64,370
Earnings per share
Basic	0.27	0.21	0.15
Diluted	0.27	0.21	0.15

For the years ended January 31, 2016, 2015 and 2014, nil options were excluded from the calculation of diluted EPS as those options had an exercise price greater than or equal to the average market value of our common shares during the applicable periods and their inclusion would have been anti-dilutive. Additionally, for 2016, 2015 and 2014, respectively, the application of the treasury stock method excluded nil, 215,000 and nil options, restricted and performance share units from the calculation of diluted EPS as the assumed proceeds from the unrecognized stock-based compensation expense that are attributed to future service periods made such stock-based compensation anti-dilutive.